TIANJIN YIDE REAL ESTATE COMPANY LIMITED

(Incorporated in The People’s Republic of China)

REPORT AND FINANCIAL STATEMENTS

FOR THE PERIOD FROM 3 MARCH 2000

(INCEPTION) TO 31 DECEMBER 2000 AND

FOR THE YEAR ENDED 31 DECEMBER 2001

TIANJIN YIDE REAL ESTATE COMPANY LIMITED

 (Incorporated in The People’s Republic of China)

REPORT AND FINANCIAL STATEMENTS

FOR THE PERIOD FROM 3 MARCH 2000 (INCEPTION) TO 31 DECEMBER 2000

AND FOR THE YEAR ENDED 31 DECEMBER 2001

CONTENTS

Pages

Auditors’ Report

1

Income Statement

2

Balance Sheet

3

Statement of Changes in Equity

4

Cash Flow Statement

5

Notes to the Financial Statements

6 - 10

AUDITORS’ REPORT

TO THE SHAREHOLDERS OF TIANJIN YIDE REAL ESTATE COMPANY LIMITED

(Incorporated in The People’s Republic of China with limited liability)

We have audited the financial statements on pages 2 to 10 which have been prepared in accordance with accounting principles generally accepted in Hong Kong.

Respective responsibilities of Directors and auditors

The Directors of the Company are required to prepare financial statements that give a true and fair view.  In preparing financial statements that give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently.

It is our responsibility to form an independent opinion, based on our audit, on those financial statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Statements of Auditing Standards issued by the Hong Kong Society of Accountants.  An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements.  It also includes an assessment of the significant estimates and judgements made by the shareholders in the preparation of the financial statements, and of whether the accounting policies are appropriate to the Company’s circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations that we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement.  In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

Opinion

In our opinion the financial statements give a true and fair view of the state of affairs of the Company as at 31 December 2001 and 2000 and of the results and cash flows for the period from 3 March 2000 (inception) to 31 December 2000 and the year ended 31 December 2001.

JIMMY C H CHEUNG & CO

Certified Public Accountants

HONG KONG,   11 APRIL 2003

TIANJIN YIDE REAL ESTATE COMPANY LIMITED
(Incorporated in The People’s Republic of China)

INCOME STATEMENT
FOR THE PERIOD FROM 3 MARCH 2000 (INCEPTION)
TO 31 DECEMBER 2000 AND THE YEAR ENDED 31 DECEMBER 2001

	Year	03.03.2000
	ended	to
	31.12.2001	31.12.2000
	US$	US$

REVENUE	—	—

Cost of sales and sales tax, net of refund	—	—

GROSS PROFIT	—	—

Other revenues	—	—

Operating expenses	—	—

PROFIT FROM OPERATIONS	—	—

Finance costs	—	—

PROFIT BEFORE TAXATION	—	—

TAXATION	—	—

NET PROFIT FOR THE YEAR	—	—

The notes set out on pages 6 to 10 form an integral part of and should be read in conjunction with this set of financial statements.

TIANJIN YIDE REAL ESTATE COMPANY LIMITED
(Incorporated in The People’s Republic of China)

BALANCE SHEET AT 31 DECEMBER 2000 AND 2001

		2001	2000
	Note	US$	US$
Non—Current Assets
Fixed assets	3	24,416,223	4,181,792

Current Assets
Other receivables and prepayments		3,059,183	3,099,550
Amount due by a shareholder	6	—	3,527,606
Amount due by a related company	4	1,209,482	1,209,482
Cash and bank balances		155,815	17,318
		4,424,480	7,853,956
Less: Current Liabilities
Bank loan	5	4,837,929	4,837,929
Accounts payable and accruals		9,071,987	908,510
Amount due to a shareholder	6	6,844,663	—
Other payables		1,796,815	—
		22,551,394	5,746,439
Net Current (Liabilities)/Assets		(18,126,914)	2,107,517
NET ASSETS		6,289,309	6,289,309

Financed by:

Capital and Reserves
Registered capital	7	9,675,860	9,675,860
Capital account receivable		(3,386,551)	(3,386,551)
SHAREHOLDERS’ FUNDS		6,289,309	6,289,309

The notes set out on pages 6 to 10 form an integral part of and should be read in conjunction with this set of financial statements

.

TIANJIN YIDE REAL ESTATE COMPANY LIMITED
(Incorporated in The People’s Republic of China)

STATEMENT OF CHANGES IN EQUITY
FOR THE PERIOD FROM 3 MARCH 2000 (INCEPTION) TO 31 DECEMBER 2000
AND THE YEAR ENDED 31 DECEMBER 2001

	Registered	Retained
	capital	profit	Total
	US$	US$	US$
Balance at 3 March 2000
Registered capital contribution	6,289,309	—	6,289,309
Balance at 31 December 2000	6,289,309	—	6,289,309
Net profit for the year	—	—	—
Balance at 31 December 2001	6,289,309	—	6,289,309

The notes set out on pages 6 to 10 form an integral part of and should be read in conjunction with this set of financial statements

.

TIANJIN YIDE REAL ESTATE COMPANY LIMITED
(Incorporated in The People's Republic of China)

CASH FLOW STATEMENT
FOR THE PERIOD FROM 3 MARCH 2000 (INCEPTION) TO 31 DECEMBER 2000
AND THE YEAR ENDED 31 DECEMBER 2001
	Year	03.03.2000
	ended	to
	31.12.2001	31.12.2000
	US$	US$
CASH FLOWS FROM OPERATING ACTIVITIES
Profit before taxation	—	—
Adjustments for:
Depreciation capitalized	926	107
Interest capitalised	287,373	191,582
Operating profit before working capital changes	288,299	191,689
Decrease/(increase) in other receivables and prepayments	40,367	(3,099,550)
Increase in amount due by a related company	—	(1,209,482)
Increase in accounts payable and accruals	8,163,477	908,510
Increase in amount due to a shareholder	10,372,269	(3,527,606)
Increase in other payables	1,796,815	—
Cash generated from operations	20,661,227	(6,736,439)
Interest capitalised	(287,373)	(191,582)
Net cash from/(used in) operation activities	20,373,854	(6,928,021)
CASH FLOWS FROM INVESTING ACTIVITIES
Property under development	(20,217,396)	(4,178,144)
Purchase of furniture and equipment	(17,961)	(3,755)
Net cash used in investing activities	(20,235,357)	(4,181,899)
CASH FLOWS FROM FINANCING ACTIVITIES
Registered capital contribution	—	6,289,309
Loan borrowed	—	4,837,929
Net cash from financing activities	—	11,127,238
Net increase in cash and cash equivalents	138,497	17,318
Cash and cash equivalents at the beginning of period	17,318	—
Cash and cash equivalents at the end of year	155,815	17,318

ANALYSIS OF CASH AND CASH EQUIVALENTS
Cash and bank balances	155,815	17,318

The notes set out on pages 6 to 10 form an integral part of and should be read in conjunction with this set of financial statements.

TIANJIN YIDE REAL ESTATE COMPANY LIMITED

(Incorporated in The People’s Republic of China)

NOTES TO THE FINANCIAL STATEMENTS –  31 DECEMBER 2000 AND 2001

1.

COMPANY ACTIVITIES AND GENERAL INFORMATION

From 3 March 2000 (inception) to 31 December 2001, the only activity of the Company was the construction of a multi use complex.  During this period the Company did not earn any revenue. Certain administrative expenses and support services incurred by the Company during the construction period were borne by the major shareholder of the Company.  Costs related to the construction of the multi use complex including depreciation charge and borrowing costs specific to the finance of the construction project were capitalized as cost of the construction.  Accordingly, the Company did not incur any income or expenses including taxation expenses during the period from 3 March 2000 to 31 December 2001.

2.

PRINCIPAL ACCOUNTING POLICIES

a.

Basis of preparation

The financial statements have been prepared under the historical cost convention and in accordance with generally accepted accounting principles in Hong Kong (“HK GAAP”) and comply with accounting standards issued by the Hong Kong Society of Accountants.

b.

Impairment of assets

An assessment is made at each balance sheet date of whether there is any indication of impairment of any asset, or whether there is any indication that an impairment loss previously recognised for an asset in prior years may no longer exist or may have decreased. If any such indication exists, the asset’s recoverable amount is estimated. An asset’s recoverable amount is calculated as the higher of the asset’s value in use or its net selling price.

An impairment loss is recognised only if the carrying amount of an asset exceeds its recoverable amount. An impairment loss is charged to the income statement in the period in which it arises, unless the asset is carried at a revalued amount, when the impairment loss is accounted for in accordance with the relevant accounting policy for that revalued asset.

A previously recognised impairment loss is reversed only if there has been a change in the estimates used to determine the recoverable amount of an asset, however not to an amount higher than the carrying amount that would have been determined (net of any depreciation/amortisation), had no impairment loss been recognised for the asset in prior years.

A reversal of an impairment loss is credited to the income statement in the period in which it arises, unless the asset is carried at a revalued amount, when the reversal of the impairment loss is accounted for in accordance with the relevant accounting policy for that revalued asset.

TIANJIN YIDE REAL ESTATE COMPANY LIMITED

(Incorporated in The People’s Republic of China)

NOTES TO THE FINANCIAL STATEMENTS –  31 DECEMBER 2000 AND 2001

2.

PRINCIPAL ACCOUNTING POLICIES - continued

c.

Fixed assets and depreciation

Other tangible fixed assets

Other tangible fixed assets are stated at cost less accumulated depreciation and any impairment losses.  The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use.  Expenditure incurred after the fixed assets have been put into operation, such as repairs and maintenance and overhaul costs, is normally charged to the income statement in the period in which it is incurred.  In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the fixed assets, the expenditure is capitalised as an additional cost of the fixed asset.

Depreciation of other tangible fixed assets is calculated to write off the cost of the asset, less residual value, over their estimated useful lives, on the straight line basis, at between five and ten years.

When assets are sold, their cost and accumulated depreciation are eliminated from the financial statements and any gain or loss resulting from their disposals is included in the income statement.

d.

Properties under development

Properties under development are investments in land and buildings under construction. These properties are stated at cost, which comprises land costs, fees for land use rights and development costs including attributable interest and professional charges capitalised during the development period less accumulated impairment losses. No depreciation is provided on properties under development.

e.

Related Company

A company is considered to be related if the company has the ability, directly or indirectly, to control that company or exercise significant influence over that Company in making financial and operation decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

f.

Borrowing costs

Borrowing costs generally are expensed as incurred.  Borrowing costs are capitalized if they are directly attributable to the acquisition, construction or production of a qualifying assets.  Capitalization of borrowing costs commences when the activities to prepare the asset are in progress and expenditures and borrowing costs are being incurred.  Borrowing costs are capitalized until the assets are ready for their intended use.  If the resulting carrying amount of the asset exceeds its recoverable amount, an impairment loss is recorded.  Borrowing costs include interest charges and other cost incurred in connection with the borrowing of funds, including exchange differences arising from foreign currency borrowings used to finance these projects to the extent that they are regarded as an adjustment to interest costs.

TIANJIN YIDE REAL ESTATE COMPANY LIMITED

(Incorporated in The People’s Republic of China)

NOTES TO THE FINANCIAL STATEMENTS –  31 DECEMBER 2000 AND 2001

2.

PRINCIPAL ACCOUNTING POLICIES – continued

g.

Provision

A provision is recognised when a present obligation (legal or constructive) has arisen as a result of a past event and it is probable that a future outflow of resources will be required to settle the obligation, provided that a reliable estimate can be made of the amount of the obligation.

When the effect of discounting is material, the amount recognised for a provision is the present value at the balance sheet date of the future expenditures expected to be required to settle the obligation.  The increase in the discounted present value amount arising from the passage of time is included in finance costs in the income statement.

h.

Deferred taxation

Deferred taxation is provided, using the liability method, in respect of timing differences between profit as computed for taxation purposes and profit as stated in the financial statements to the extent that the liability is expected to crystallise in the foreseeable future.

3.

FIXED ASSETS

	Property	Furniture
	under	and
	development	equipment	Total
	US$	US$	US$
Cost
Additions	4,178,144	3,755	4,181,899
At December 31, 2000	4,178,144	3,7550	4,181,899
Additions	20,217,397	17,961	20,235,358
At December 31, 2001	24,395,541	21,716	24,417,257
Accumulated depreciation Charge for the period	-	107	107
At December 31, 2000	-	107	107
Charge for the year	-	9265	926
At December 31, 2001	-	1,033	1,033
Net book value
At December 31, 2001	24,395,541	20,683	24,416,224
At December 31, 2000	4,178,144	3,648	4,181,792

TIANJIN YIDE REAL ESTATE COMPANY LIMITED

(Incorporated in The People’s Republic of China)

NOTES TO THE FINANCIAL STATEMENTS –  31 DECEMBER 2000 AND 2001

The costs of  construction capitalized in property under development comprised the following

	Year	03.03.2000
	ended	to
	31.12.2001	31.12.2000
	US$	US$

Construction costs	19,929,098	3,982,101
Borrowing costs	287,373	191,582
Depreciation	926	107
Company incorporation costs	-	4,354
Total	20,217,397	4,178,144

4.

AMOUNT DUE BY A RELATED COMPANY

The above amount due by a related Company is unsecured, interest free and has no fixed terms of repayment.

5.

BANK LOAN

The bank loan calls for interest to be charged at 5.94% per annum and was due and repaid in full on 17 April 2002. The loan was guaranteed by th major shareholder of the Company.

6.

AMOUNT DUE BY (TO) A SHAREHOLDER

The advance  is unsecured, interest free and has no fixed terms of repayment.

7.

REGISTERED CAPITAL

	2001	2000
	US$	US$

Registered capital	9,675,860	9,675,860
Paid up capital	6,289,309	6,289,309

The Company was registered in Tianjin, The People’s Republic of China with a registered capital of US$9,675,860 on 3 March 2000 with a defined period of existence of 50 years.  It was established as a joint venture Company to develop properties for resale, hotel ownership and management and food and beverage operations.

On 31 August 2000 the Chinese joint venture party paid US$6,289,309 and the remaining balance of US$3,386,551 payable by Teda Hotels Management Limited is recorded as capital account receivable under capital and reserves in the balance sheet (Note 8).

TIANJIN YIDE REAL ESTATE COMPANY LIMITED

(Incorporated in The People’s Republic of China)

NOTES TO THE FINANCIAL STATEMENTS –  31 DECEMBER 2000 AND 2001

8.

POST BALANCE SHEET DATE EVENT

Subsequent to the balance sheet date, the Company received US$1,200,000 on 5 March 2003 as part payment of the registered capital contribution from its foreign joint venture party (Note 7).

9.

RECONCILIATION BETWEEN HK GAAP AND US GAAP

There were no significant reconciling items prepared in accordance with HK GAAP and US GAAP as the only activity undertaken by the Company during the period from inception to 31 December 2001 was the construction of a multi use complex (see note 3).